Exhibit 99.1

ENDO INTERNATIONAL PLC ANNOUNCES EARLY TENDER RESULTS

OF ITS PREVIOUSLY ANNOUNCED EXCHANGE OFFERS AND CONSENT SOLICITATIONS

ENDO INTERNATIONAL PLC RECEIVES REQUISITE CONSENTS FOR

6.000% SENIOR NOTES DUE 2023 AND 6.000% SENIOR NOTES DUE 2025

DUBLIN, May 29, 2020 /PRNewswire/ – Endo International plc (the “Company”) (NASDAQ: ENDP) announced today the early tender results of the previously announced Exchange Offers and Consent Solicitations (each as defined below) by wholly owned subsidiaries Par Pharmaceutical, Inc., a New York corporation (“PPI”), Endo Designated Activity Company, a designated activity company incorporated under the laws of Ireland (“Endo DAC”), Endo Finance LLC, a Delaware limited liability company (“Endo Finance”), and Endo Finco Inc., a Delaware corporation (“Endo Finco,” and collectively with PPI, Endo DAC and Endo Finance, each an “Issuer” and together, the “Issuers”), and, as the context indicates, any one or more of such Issuers, to exchange (collectively, the “Exchange Offers”):

(a)	any and all outstanding 5.375% Senior Unsecured Notes due 2023, issued by Endo Finance and Endo Finco (the “Old 5.375% 2023 Notes”),

(b)	any and all outstanding 6.000% Senior Unsecured Notes due 2023, co-issued by Endo DAC, Endo Finance and Endo Finco (the “Old 6.000% 2023 Notes”), and

(c)

any and all outstanding 6.000% Senior Unsecured Notes due 2025, co-issued by Endo DAC, Endo Finance and Endo Finco (the “Old 6.000% 2025 Notes,” and collectively with the Old 5.375% 2023 Notes and Old 6.000% 2023 Notes, the “Old Notes”)

for up to:

(i)	$450,000,000 aggregate principal amount of 7.500% Senior Secured Notes due 2027 issued by PPI (the “New First Lien Notes”),

(ii)

$1,060,440,000 aggregate principal amount of 9.500% Second Lien Senior Secured Notes due 2027 co-issued by Endo DAC, Endo Finance and Endo Finco (the “New Second Lien Notes,” and together with the New First Lien Notes, the “New Secured Notes”), and

(iii)

$2,507,848,000 aggregate principal amount of 6.000% Senior Notes due 2028 co-issued by Endo DAC, Endo Finance and Endo Finco (the “New Unsecured Notes,” and collectively with the New First Lien Notes and the New Second Lien Notes, the “New Notes”).

The complete terms and conditions of the Exchange Offers and Consent Solicitations, including the actual composition of the consideration each holder may receive, are more fully described in the Offering Memorandum and Consent Solicitation Statement, dated May 14, 2020, as supplemented on May 28, 2020 (the “Supplement” and, as supplemented, the “Offering Memorandum and Consent Solicitation Statement”).

The Supplement, among other matters, extended the Early Tender Deadline (as defined below) for the Old 5.375% 2023 Notes Exchange Offer and related Consent Solicitation (but not for any other Exchange Offer or Consent Solicitation) to the current Expiration Date (11:59 p.m., New York City time, on June 11, 2020, the “Expiration Date”), unless further extended (all references to the “Early Tender Deadline” in respect of the Old 5.375% 2023 Notes Exchange Offer shall herein mean the Expiration Date). The Supplement does not impact the Withdrawal

Deadline (as defined below) for the Old 5.375% 2023 Notes Exchange Offer and related Consent Solicitation, which was not extended and ended at 5:00 p.m., New York City time, on May 28, 2020 (the “Withdrawal Deadline”). Holders of Old 5.375% 2023 Notes that tender after the Withdrawal Deadline will not be afforded withdrawal rights. The Early Tender Deadline and Withdrawal Deadline for each of the Old 6.000% 2023 Notes Exchange Offer and related Consent Solicitation and Old 6.000% 2025 Notes Exchange Offer and related Consent Solicitation was not extended and ended at 5:00 p.m., New York City time, on May 28, 2020 (the “Early Tender Deadline”). Accordingly, the aggregate principal amount of the Old 6.000% 2023 Notes and the Old 6.000% 2025 Notes that were validly tendered and not validly withdrawn as of such Early Tender Deadline, as reported by the Exchange Agent and Information Agent, are specified in the table below. The Company will announce the aggregate principal amount of the Old 5.375% 2023 Notes that were validly tendered and not validly withdrawn promptly following the Expiration Date for the Old 5.375% 2023 Notes. The table below also sets forth the Total Consideration and Exchange Consideration holders of the 6.000% 2023 Notes and 6.000% 2025 Notes will receive.

Title of Notes	CUSIP/ISIN Number	Aggregate Principal Amount Outstanding	Aggregate Principal Amount Tendered at or prior to the Early Tender Deadline	Percent of Principal Amount Outstanding Tendered	Dollars per $1,000 Principal Amount of Notes
					Total Consideration (if tendered at or prior to the Early Tender Deadline)(1)	Exchange Consideration (if tendered after the Early Tender Deadline)
6.000% Senior Notes Due 2023	29273E AC2 / US29273EAC21; G3040E AB4 / USG3040EAB41	$1,439,840,000	$1,367,838,000	95.00%	$182.77 principal amount of New First Lien Notes $365.54 principal amount of New Second Lien Notes $451.69 principal amount of New Unsecured Notes	$950.00 principal amount of New Unsecured Notes
6.000% Senior Notes Due 2025	29273EAA6 / US29273EAA64; G3040E AA6 / USG3040EAA67	$1,200,000,000	$1,161,322,000	96.78%	$129.16 principal amount of New First Lien Notes $344.44 principal amount of New Second Lien Notes $526.40 principal amount of New Unsecured Notes	$950.00 principal amount of New Unsecured Notes

(1)    Based on the aggregate principal amount outstanding tendered at the Early Tender Deadline.

In addition to the applicable Total Consideration and Exchange Consideration (each as described in the table above), eligible holders whose Old 6.000% 2023 Notes and Old 6.000% 2025 Notes are exchanged in the Exchange Offers will receive accrued and unpaid interest, if any, in cash in respect of all of their exchanged Old 6.000% 2023 Notes and Old 6.000% 2025 Notes from the applicable last interest payment date to, but not including, the settlement date, which is currently expected to be on the second business day after the Expiration Date (the “Settlement Date”).

The consummation of each Exchange Offer remains cross-conditioned on the consummation of the other Exchange Offers, although the Issuers may waive such condition at their sole discretion. The Issuers expect to settle each Exchange Offer and Consent Solicitation on the Settlement Date.

In conjunction with the Exchange Offers, the Issuers also solicited consents (collectively, the “Consent Solicitations”) to proposed amendments (the “Proposed Amendments”) from eligible holders of each series of Old Notes to the respective indentures governing the Old Notes, providing for, among other matters, the elimination of most of the restrictive covenants, certain of the affirmative covenants and certain of the events of default contained in each of the Old Notes (the “Consents”). The adoption of the Proposed Amendments with respect to each series of Old Notes requires the consent of the holders of at least a majority of the outstanding principal amount of each such series of Old Notes (with respect to each series of Old Notes, collectively, the “Requisite Consents”). As of the Early Tender Deadline, the Issuers had received the Requisite Consents with respect to the Old 6.000% 2023 Notes and the Old 6.000% 2025 Notes and the Issuers executed a supplemental indenture to each applicable Indenture (each, a “Supplemental Indenture”) on the Early Tender Deadline. Each Supplemental Indenture became effective upon execution thereof by the relevant Issuers, the guarantors thereto and Wells Fargo Bank, National Association, the trustee for each series of Old Notes (the “Trustee”), but each Supplemental Indenture provides that the Proposed

Amendments with respect to a series of Old Notes will not become operative until the Issuers exchange in the Exchange Offers at least a majority in principal amount of the outstanding applicable series of Old Notes, which is expected to occur on the Final Settlement Date.

The New Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The Exchange Offers and Consent Solicitations are being made, and each series of New Notes are being offered and issued only (i) in the United States to eligible holders of Old Notes who the Issuers reasonably believe are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) and (ii) outside the United States to eligible holders of Old Notes who are (a) persons other than U.S. persons, within the meaning of Regulation S under the Securities Act, (b) “non-U.S. qualified offerees” and (c) if resident in Canada, “accredited investors” and “permitted clients.” Only holders of Old Notes who certify that they satisfy one of the foregoing conditions are eligible to participate in the Exchange Offers and Consent Solicitations. Persons who are not eligible holders may not receive and review the Offering Memorandum and Consent Solicitation Statement nor may they participate in the Exchange Offers and Consent Solicitations.

This press release does not constitute an offer to sell nor a solicitation to purchase or exchange any securities or a solicitation of any offer to sell any securities. The Exchange Offers and Consent Solicitations are being made only by, and pursuant to, the terms to be set forth in the Offering Memorandum and Consent Solicitation Statement. The Exchange Offers and Consent Solicitations will not be made to persons in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. Documents relating to the Exchange Offers and Consent Solicitations, including the Offering Memorandum and Consent Solicitation Statement, will only be distributed to eligible holders who complete and return an eligibility form confirming they are either (i) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or (ii) (a) not a U.S. person, within the meaning of Regulation S under the Securities Act, (b) “non-U.S. qualified offerees” (as will be defined in the eligibility letter) and (c) if resident in Canada, an “accredited investor” and “permitted client” (as will be defined in the eligibility letter).

The Exchange Agent and Information Agent for the Exchange Offers and Consent Solicitations is D.F. King & Co., Inc. and can be contacted at US Toll-free (866) 796-1292, banks and brokers can call collect at (212) 269-5550 or via email at endo@dfking.com. Documents will only be distributed to holders of Old Notes that complete and return an eligibility form at http://www.dfking.com/endo confirming that they are eligible holders.

About Endo International plc

Endo International plc (NASDAQ: ENDP) is a highly focused specialty branded and generics pharmaceutical company delivering quality medicines to patients in need through excellence in development, manufacturing and commercialization. Endo has global headquarters in Dublin, Ireland. Learn more at http://www.endo.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the relevant Canadian securities legislation, including, but not limited to, the statements regarding the timing and results of the Exchange Offers and Consent Solicitations. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements. Because these statements reflect Endo’s current views, expectations and beliefs concerning future events, they involve risks and uncertainties. Although Endo believes that these forward-looking statements and information are based upon reasonable assumptions and expectations, readers should not place undue reliance on them, or any other forward-looking statements or information in this news release. Investors should note that many factors, as more fully described in the documents filed by Endo with the Securities and Exchange Commission and with securities regulators in Canada on the System for Electronic Document Analysis and Retrieval, including under the caption “Risk Factors” in Endo’s Form 10-K, Form 10-Q and Form 8-K filings, and as otherwise enumerated herein or therein, could affect Endo’s future results and could cause Endo’s actual results to differ materially from those expressed in forward-looking statements contained in this communication. The forward-looking statements in this press release are qualified by these risk factors. Endo assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required under applicable securities laws.

CONTACT: Media: Heather Zoumas-Lubeski, (484) 216-6829; Investors: Pravesh Khandelwal, (845)-364-4833